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                                                                   EXHIBIT 10.27

                        FIRST AMENDMENT TO LOAN AGREEMENT

This First Amendment to Loan Agreement (this "Amendment"), dated and effective as of March 29, 2002 is entered into between Cell Robotics International, Inc. (the "Borrower") and Oton Tisch ("Lender").

                             PRELIMINARY STATEMENTS

         A. Borrower and Lender have entered into that certain Loan Agreement (herein so called) dated August 2, 2001.

         B. Borrower has executed and delivered to Lender a promissory note dated the date hereof in the face amount of $2,000,000 (the "March 2002 Note").

         C. In connection with the issuance of the March 2002 Note, Borrower and Lender desire to amend Article 1 of the Loan Agreement as set forth herein.

NOW, THEREFORE, the parties agree as follows:

                                    AGREEMENT


1. The definition of Indebtedness contained in Article 1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

              "'Indebtedness' shall mean all indebtedness, liabilities and obligations owing, arising, due or payable from the Borrower to the Lender under the Note or that certain Promissory Note dated March 29, 2002 in the face amount of $2,000,000 executed by Borrower and payable to the order of Lender."

2. Except as expressly modified by this Amendment, all terms and conditions of the Loan Agreement remain in full force and effect.


CELL ROBOTICS INTERNATIONAL, INC.


By:      /s/ Ronald K. Lohrding                     By:  /s/ Oton Tisch
         -----------------------------------             -----------------------
         Ronald K. Lohrding                                  Oton Tisch
         President and Chief Executive Officer